CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT #1

TO

AMENDED AND RESTATED MASTER SERVICES AGREEMENT

This Amendment (“Amendment”) effective July 1, 2012 (“Amendment Effective Date”) is between Synacor, Inc. (“Synacor”) and Qwest Corporation on behalf of itself and as agent for its Affiliates (“Client”) under which the parties hereto mutually agree to modify and amend the Amended and Restated Master Services Agreement, with an effective date of January 1, 2012 (including the exhibits, schedules and amendments thereto, the “Agreement”). All terms defined herein shall be applicable solely to this Amendment. Any capitalized terms used herein, which are defined in the Agreement and not otherwise defined herein, shall have the meanings ascribed to them in the Agreement.

Whereas, the parties desire to revise the Effective Date of the Agreement.

Therefore, in consideration of the premises and mutual covenants herein and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties agree as follows:

1.0	Effective Date: The Effective Date of the Agreement is changed from January 1, 2012 to April 1, 2012.

2.0	Financial Terms. Each reference to [*] in Sections 4(b)(i) and 4(b)(ii)(A) and 4(b)(ii)(B) of Schedule A, is hereby changed to [*].

3.0	General

Other than as set forth above, the Agreement remains unchanged and in full force and effect. If there is a conflict between the terms of the Agreement and this Amendment No. 1, this Amendment No. 1 will control.

This Amendment No. 1 executed by authorized representatives of Qwest and Synacor incorporates the terms and conditions of the Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Amendment Effective Date.

SYNACOR, INC.	Qwest Corporation on behalf of itself and as agent for its Affiliates:

By:	By:
Name:	Name:
Title:	Title:

[*]	CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.